Exhibit 99.2

<STOCK#> Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01E7ND 1 U P X + Special Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please date and sign this Proxy exactly as your name(s) appear on your stock certificate. When signing as attorney, trustee or guardian, please give your full title. If there is more than one trustee or other representative, all trustees or representatives should sign the Proxy. All joint owners should sign the Proxy. If the stockholder is an entity, please specify your representative capacity. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors unanimously recommends a vote “FOR” Proposals 1 and 2 below. For Against Abstain For Against Abstain Meeting Attendance Mark box to the right if you plan to attend the Special Meeting. Change of Address — Please print new address below. IMPORTANT SPECIAL MEETING INFORMATION 1. Agreement and Plan of Merger. To approve the Agreement and Plan of Merger, dated as of August 30, 2011, as amended on October 31, 2011, by and among First PacTrust Bancorp, Inc. and Beach Business Bank, as it may be amended from time to time. IN THEIR DISCRETION, THE PROXIES NAMED ON THE REVERSE SIDE OF THIS CARD ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. 2. Adjournment of Special Meeting. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the approval of Proposal No. 1. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 1 2 5 4 5 2 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 22, 2011. Vote by Internet • Log on to the Internet and go to www.investorvote.com/BBBC • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

. PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 22, 2011 The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders of Beach Business Bank dated November 9, 2011 including the accompanying proxy statement/prospectus, and revoking any proxies previously given, hereby nominates, constitutes and appoints Robert M. Franko and H. Melissa Lanfre, and each of them, with full power of substitution, the attorney, agent and proxies of the undersigned to vote all shares of the common stock of Beach Business Bank which the undersigned is entitled to vote at the Special Meeting of Shareholders of Beach Business Bank (the “Special Meeting”) to be held at the Ayres Hotel, 14400 Hindry Avenue, Hawthorne, California 90250 on Thursday, December 22, 2011 at 9:00 a.m., or at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat. This Proxy when properly executed and delivered will be voted as directed on the reverse side. If no direction is specified, this Proxy will be voted “FOR” Proposals 1 and 2. If any other business properly comes before the Special Meeting, this Proxy will be voted in the discretion of the proxies named herein. Whether or not you plan to attend the Special Meeting, please sign and return this Proxy as promptly as possible to ensure a quorum is duly constituted. This Proxy is solicited by and on behalf of the Board of Directors of Beach Business Bank and may be revoked prior to its exercise as described in the accompanying proxy statement/prospectus. (continued and to be signed on the reverse side) Proxy — BEACH BUSINESS BANK qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q